Semiannual Report

                 SCIENCE &
                 TECHNOLOGY
                 FUND

                 June 30, 1999


[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Science & Technology Fund

 . The broad market, and technology stocks in particular, registered strong returns during the first half of the year.

 . The fund's returns for the 6- and 12-month periods ended June 30 far outpaced the S&P 500 and were also ahead of the Lipper Science & Technology Fund
   Index.

 . Our main area of concentration continued to be the electronic technology segment, which accounted for 73% of portfolio assets.

 . Most of the segments in which we invest contributed positively to performance, but enterprise software shares restrained results.

 . We believe circumstances are aligning to create a favorable environment for technology stocks through the rest of the year and into 2000.

FELLOW SHAREHOLDERS

The equity markets and your fund delivered strong returns during the first six months of the year, with most of the major indices generating double-digit returns. Investors were encouraged by sustained economic growth and the absence of inflationary pressures in the U.S., signs of stability and economic recovery in Asia and Latin America, favorable resolution of the war in Kosovo, and the continued flow of funds into equity mutual funds, including the Science & Technology Fund.

During the first half of the year, the fund posted a return of 30.82%, compared with 27.35% for the Lipper Science & Technology Fund Index and 12.38% for the unmanaged Standard & Poor's 500 Stock Index. For the 12 months ended June 30, the fund's 60.09% return slightly outpaced the Lipper Index of similar funds while easily beating the S&P 500. The fund continued to take advantage of the technology sector recovery, which began in early October 1998.

----------------------
PERFORMANCE COMPARISON
------------------------------------------------------------

Periods Ended 6/30/99             6 Months        12 Months
------------------------------------------------------------
Science & Technology Fund           30.82%          60.09%
S&P 500                             12.38           22.76
Lipper Science & Technology
Fund Index                          27.35           59.31


MARKET ENVIRONMENT

After a quick start to the year, technology stocks bounced around until early April when concerns about slowing growth in the personal computer industry, weaker demand from key European countries such as Germany and France, and fear of a pause in information technology spending caused by the need to fix the Year 2000 bug caused a sharp correction in this sector. Almost as quickly, investors overcame their fears and drove these stocks to new highs as the period ended. Performance within the technology segment was more balanced than in previous periods, with positive contributions across market capitalization and industry segments. Standout performers were stocks of Internet and semiconductor-related companies, while shares of enterprise software companies generally fared poorly.

Although the personal computer and enterprise software segments remained challenged by slower demand, price erosion, and Year 2000 cannibalization, most other segments continued to improve. For example, during the past six months, equilibrium was restored to most areas of the semiconductor industry, resulting in faster revenue growth, improving visibility, and rising profit margins. In addition, the wireless communications industry continued to add subscribers at rates that outpaced consensus earnings expectations, while the vast amount of cheap capital raised by newly public wireline communications companies in late 1998 and early 1999 is driving accelerated capital expenditures by both incumbent and insurgent telecommunications companies. Finally, and perhaps most important, the rapid development of the Internet has raised the competitive ante for corporations around the globe, forcing them to spend more on information technology in the hope of establishing or matching strategic differentiation.


-------------------------------------
Information on Year-End Distributions
--------------------------------------------------------------------------------

To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site www.troweprice.com.

We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts. If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date. As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.

Investment Philosophy

The salient characteristic of our approach is intensive, timely, hands-on research in the areas of electronic technology, information services, media and telecommunications services, and life sciences and health care. This involves extensive company visits, interviews with customers and competitors, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

Our investment philosophy can be summarized by the following seven investment principles:

        .  Stay exposed to long-term, secular investment themes;

        . Diversify exposure among the most attractive segments of the science and technology sector;

        . Seek investments in companies that possess significant intellectual property;

        .  Concentrate holdings in companies with sustainable business models;

        . Gravitate toward companies embarking on significant new product cycles;

        . Emphasize companies whose management has both vision and a proven track record; and

        .  Keep the portfolio fresh.

These principles have important ramifications for the profile of your fund. First, our stock holdings will be concentrated in the secular themes. While individual stock holdings may change frequently, the broad themes should be more enduring. Second, in contrast to most technology sector funds, our investments will be spread across a variety of segments within a broadly defined science and technology sector. Third, the fund will not emphasize stocks of companies selling commodity products in highly cyclical markets. Fourth, we prefer companies whose destiny remains more in their own control rather than the vagaries of the markets in which they participate. Fifth, our core holdings will be in stocks of companies with, in our opinion, extremely capable management. Finally, in addition to maintaining core positions in established, leadership companies, our holdings may include investments across an array of smaller, more volatile companies.

By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the most rapidly growing areas of the science and technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate for the risks. While the fund's scale and diversification make it unlikely to be the top performer in any particular quarter, we manage the fund to be in the hunt every year, with our primary objective being to generate consistent absolute and superior relative performance over a longer-term horizon.

OUR INVESTMENT APPROACH IS AGGRESSIVE, AND THE POTENTIAL LONG-TERM REWARDS FROM AN INVESTMENT IN THIS FUND ARE LIKELY TO ENTAIL CONSIDERABLE PRICE FLUCTUATIONS.

Portfolio Review

The fund remains concentrated in the electronic technology segment, with 73% of assets committed to this area, as can be seen in the chart on this page. Stocks of software, hardware, and semiconductor companies dominate our holdings in this segment. Shares of information services companies represent 13% of total assets, with media and telecommunications services representing the balance of owned securities. The fund's 25 largest holdings compose 72% of portfolio assets.

During the past six months, fund performance benefited mostly from our holdings in the semiconductor and components and e-commerce segments. Communications chip vendor Analog Devices and programmable logic vendor Xilinx were standout performers in the semiconductor arena while Softbank, a Japanese technology conglomerate with significant


----------------------
Sector Diversification
--------------------------------------------------------------------------------

[PIE CHART APPEARS HERE]

Electronic Techmology                              73%
Information Services                               13%
Media Telecommunications Services                  10%
Reserves                                            4%

Based on net assets as of 6/30/99.

Internet holdings, was a stellar contributor from the e-commerce category. The only segment detracting from performance during the period was enterprise software, with Network Associates proving to be a particularly costly investment. These stocks were challenged by the confluence of slowing demand and reduced visibility due to concerns about the need of corporations to become Year 2000 compliant.

Significant purchases during the past six months included incremental buying in Ascend Communications and AirTouch Communications, both the targets of successfully completed mergers. New positions were initiated in database giant Oracle and communications equipment manufacturer Tellabs (which we owned only briefly). Reflecting concerns over both growth and pricing in the PC industry, we eliminated our position in Intel, and also in Network Associates, as we lost faith in its prospects for growth.


Outlook

As we enter the traditionally weaker summer months with the technology sector up more than 100% from the lows established just nine months ago, valuations at or near historical peak levels, and blatant signs of speculative froth in the market for pure play Internet stocks, we maintain a healthy respect for the volatility inherent in this sector. Nevertheless, while we cannot ignore the likelihood of a modest correction between now and the end of the year, we firmly believe that investors will be rewarded by staying the course as several technology megacycles play out over the next few years.

As always, we appreciate your continued support.



Respectfully submitted,


/s/ Charles A. Morris


Charles A. Morris
President and Chairman of the Investment Advisory Committee

July 23, 1999

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS

                                                                    Percent of
                                                                    Net Assets
                                                                       6/30/99
--------------------------------------------------------------------------------

  Analog Devices                                                           4.4%
  Microsoft                                                                3.9
  Adobe Systems                                                            3.6
  Xilinx                                                                   3.3
  Lucent Technologies                                                      3.2
--------------------------------------------------------------------------------

  Synopsys                                                                 3.2
  Solectron                                                                3.2
  Maxim Integrated Products                                                3.2
  MCI WorldCom                                                             3.0
  Cisco Systems                                                            3.0
--------------------------------------------------------------------------------

  SCI Systems                                                              2.9
  Vodafone                                                                 2.9
  First Data                                                               2.8
  EMC                                                                      2.8
  Oracle                                                                   2.7
--------------------------------------------------------------------------------

  Altera                                                                   2.7
  Nokia                                                                    2.7
  Sun Microsystems                                                         2.6
  BMC Software                                                             2.6
  Hewlett-Packard                                                          2.6
--------------------------------------------------------------------------------

  Parametric Technology                                                    2.4
  Texas Instruments                                                        2.4
  Intuit                                                                   2.4
  PSINet                                                                   1.9
  Dell Computer                                                            1.9
--------------------------------------------------------------------------------

  Total                                                                   72.3%

  Note: Table excludes reserves.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES

(Listed in descending order of size)

6 Months Ended 6/30/99

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------

Oracle *                                Ascend Communications ***
Ascend Communications ***               America Online
Dell Computer                           Intel **
MCI WorldCom                            MCI WorldCom
Nokia                                   EMC
BMC Software                            Tellabs **
EMC                                     Softbank
AirTouch Communications ***             Automatic Data Processing **
Microsoft                               Network Associates **
Tellabs *                               Nokia



  *  Position added
 **  Position eliminated
***  Acquired by another company

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Science & Technology Fund
--------------------------------------------------------------------------------

     As of 6/30/99

                           [LINE GRAPH APPEARS HERE]

               Jun-89        10,000        10,000        10,000
               Jun-90        11,649        11,861        14,021
               Jun-91        12,510        11,766        14,434
               Jun-92        14,188        13,408        16,981
               Jun-93        16,122        18,037        23,775
               Jun-94        16,348        17,848        24,590
               Jun-95        20,611        27,411        41,341
               Jun-96        25,970        31,068        51,800
               Jun-97        34,982        37,332        57,355
               Jun-98        45,533        44,323        66,166
               Jun-99        55,895        70,611       105,928



------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 6/30/99               1 Year    3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
Science & Technology Fund           60.09%    26.93%     33.92%     26.62%


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                        6 Months             Year
                                           Ended            Ended
                                         6/30/99         12/31/98        12/31/97        12/31/96        12/31/95       12/31/94
NET ASSET VALUE
Beginning of period                    $   37.67        $   27.26       $   29.71       $   29.12         $ 21.64        $ 18.95

Investment activities
 Net investment income                     (0.07)           (0.18)          (0.12)          (0.09)          (0.03)         (0.09)
 Net realized and
 unrealized gain (loss)                    11.68            11.58            0.54            4.28           12.05           3.08

 Total from
 investment activities                     11.61            11.40            0.42            4.19           12.02           2.99

Distributions
 Net realized gain                          --              (0.99)          (2.87)          (3.60)          (4.54)         (0.30)


NET ASSET VALUE
End of period                          $   49.28        $   37.67       $   27.26       $   29.71       $   29.12      $   21.64
                                       -----------------------------------------------------------------------------------------
Ratios/Supplemental Data

Total return*                              30.82%           42.35%           1.71%          14.23%          55.53%         15.79%
Ratio of total expenses to
average net assets                          0.90%+           0.94%           0.94%           0.97%           1.01%          1.11%
Ratio of net investment income
to average net assets                       (0.35)%+         (0.61)%         (0.44)%         (0.33)%         (0.15)%        (0.58)%
Portfolio turnover rate                    157.6%+          108.9%          133.9%          125.6%          130.3%         113.3%
Net assets, end of period
(in millions)                          $   6,870        $   4,696       $   3,538       $   3,292       $   2,285      $     915

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+ Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
------------------------------------------------------------------------------
Unaudited                                                        June 30, 1999



PORTFOLIO OF INVESTMENTS                                   Shares        Value
------------------------------------------------------------------------------
                                                                  In thousands

COMMON STOCKS  96.2%

ELECTRONIC TECHNOLOGY  73.3%

Enterprise Software  12.8%
BMC Software *                                         3,300,000  $    178,097
Citrix Systems *                                       1,200,000        67,612
Computer Associates                                    1,350,000        74,250
Great Plains Software *                                  475,000        22,236
Microsoft *                                            3,000,000       270,375
Novell *                                               3,000,000        79,500
Oracle *                                               5,000,000       185,625
                                                                       877,695
                                                                  ------------
Consumer and Technical Software  10.7%
Adobe Systems                                          3,000,000       246,469
Avant *                                                1,350,000        17,002
National Instruments *                                   600,000        24,150
Parametric Technology *                               12,000,000       166,875
Synopsys * +                                           4,000,000       220,625
Visio *                                                1,100,000        41,834
Wind River Systems *                                   1,000,000        16,031
                                                                       732,986
                                                                  ------------
Semiconductors and Components  16.5%
Altera *                                               5,000,000       183,906
Analog Devices *                                       6,000,000       301,125
Burr Brown *                                           1,000,000        36,938
Maxim Integrated Products *                            3,300,000       219,450
Texas Instruments                                      1,150,000       166,750
Xilinx *                                               4,000,000       229,125
                                                                     1,137,294
                                                                  ------------
Semiconductor Equipment  4.7%
Applied Materials *                                    1,500,000       110,765
ASM Lithography *                                      1,000,000        59,219
Cognex *                                               1,000,000        31,531
KLA-Tencor *                                           1,000,000        64,844
Novellus Systems *                                       850,000        57,986
                                                                       324,345
                                                                  ------------

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                         Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

Communication Equipment  9.9%
Cisco Systems *                                        3,200,000  $    206,100
General Instrument *                                   1,600,000        68,000
Lucent Technologies                                    3,300,000       222,544
Nokia ADR                                              2,000,000       183,125
                                                                       679,769
                                                                  --------------
Hardware/Peripherals  18.7%
Dell Computer *                                        3,500,000       129,391
Electronics for Imaging *                              1,500,000        76,781
EMC *                                                  3,500,000       192,500
Hewlett-Packard                                        1,750,000       175,875
Sanmina *                                              1,500,000       113,812
SCI Systems * +                                        4,171,300       198,137
Solectron *                                            3,300,000       220,069
Sun Microsystems *                                     2,600,000       179,156
                                                                     1,285,721
                                                                  --------------
Total Electronic Technology                                          5,037,810
                                                                  --------------

INFORMATION SERVICES  12.9%

Data Services  5.6%
Ceridian *                                             2,500,000        81,719
First Data                                             4,000,000       195,750
Gartner Group (Class A) *                              3,650,000        74,825
National Data                                            750,000        32,062
                                                                       384,356
                                                                  --------------
E-Commerce  7.3%
America Online *                                         650,000        71,825
Intuit *                                               1,800,000       162,337
PSINet *                                               3,000,000       131,063
Softbank (JPY)                                           325,000        65,849
Sterling Commerce *                                    2,000,000        73,000
                                                                       504,074
                                                                  --------------
Total Information Services                                             888,430
                                                                  --------------


MEDIA/TELECOMMUNICATIONS

SERVICES  8.8%

Media/Telecom Services  8.8%
MCI WorldCom *                                         2,400,000       206,475

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                           Shares        Value
--------------------------------------------------------------------------------
                                                                  In thousands


      PanAmSat *                                       1,500,000  $     58,313
      Sprint PCS *                                     1,200,000        68,550
      Viatel *                                         1,250,000        70,000
      Vodafone ADR                                     1,000,000       197,000
      Total Media/Telecommunications Services                          600,338
                                                                  --------------
      Miscellaneous Common Stocks  1.2%                                 83,738
                                                                  --------------
      Total Common Stocks (Cost $4,572,530)                          6,610,316
                                                                  --------------

      SHORT-TERM INVESTMENTS  4.7%

      Money Market Funds  4.7%
      Government Reserve Investment Fund, 4.77%#+    321,055,565       321,056

      Total Short-Term Investments (Cost $321,056)                     321,056
                                                                  --------------

 Total Investments in Securities

 100.9% of Net Assets (Cost $4,893,586)                           $  6,931,372

 Other Assets Less Liabilities                                         (61,805)
                                                                  --------------

 NET ASSETS                                                       $  6,869,567
                                                                  --------------


    #  Seven-day yield
    +  Affiliated company
    *  Non-income producing
  ADR  American Depository Receipt
  JPY  Japanese yen


The accompanying notes are an integral part of these financial statements.

12
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
------------------------------------------------------------------------------
Unaudited                                                      June 30, 1999


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
 Affiliated companies (cost $633,056)                           $    739,818
 Other companies (cost $4,260,530)                                 6,191,554
                                                                --------------
Total investments in securities                                    6,931,372
Other assets                                                          34,023
                                                                --------------
Total assets                                                       6,965,395


Liabilities
Total liabilities                                                     95,828
                                                                --------------
NET ASSETS                                                      $  6,869,567
                                                                --------------
Net Assets Consist of:
Accumulated net investment income - net of distributions        $     (9,789)
Accumulated net realized gain/loss - net of distributions          1,146,394
Net unrealized gain (loss)                                         2,037,784
Paid-in-capital applicable to 139,401,130 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                    3,695,178
                                                                --------------
NET ASSETS                                                      $  6,869,567
                                                                --------------
NET ASSET VALUE PER SHARE                                       $      49.28
                                                                --------------

The accompanying notes are an integral part of these financial statements.

13
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                      6 Months
                                                                         Ended
                                                                       6/30/99
Investment Income
Income
 Interest (including $11,725 from affiliated companies)           $     12,767
 Dividend (net of foreign taxes of $126)                                 2,448
                                                                  -------------
 Total income                                                          15,215
                                                                  -------------
Expenses
 Investment management                                                  18,539
 Shareholder servicing                                                   5,794
 Prospectus and shareholder reports                                        334
 Registration                                                              171
 Custody and accounting                                                    128
 Legal and audit                                                            10
 Directors                                                                   9
 Miscellaneous                                                              31
                                                                  -------------
 Total expenses                                                         25,016
 Expenses paid indirectly                                                  (12)
                                                                  -------------
 Net expenses                                                           25,004
                                                                  -------------
Net investment income                                                   (9,789)
                                                                  -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                          1,096,887
 Foreign currency transactions                                          (1,248)
                                                                  -------------
 Net realized gain (loss)                                            1,095,639
                                                                  -------------
Change in net unrealized gain or loss
 Securities (including $190,893 from affiliated companies)             463,306
 Other assets and liabilities
 denominated in foreign currencies                                          (3)
                                                                  -------------
 Change in net unrealized gain or loss                                 463,303
                                                                  -------------
Net realized and unrealized gain (loss)                              1,558,942
                                                                  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $  1,549,153
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

14
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------
Unaudited

------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands
                                                        6 Months          Year
                                                           Ended         Ended
                                                         6/30/99      12/31/98

Increase (Decrease) in Net Assets
Operations
 Net investment income                               $    (9,789)  $   (22,554)
 Net realized gain (loss)                              1,095,639       162,261
 Change in net unrealized gain or loss                   463,303     1,274,809
                                                     --------------------------
 Increase (decrease) in net assets from operations     1,549,153     1,414,516
                                                     --------------------------

Distributions to shareholders
 Net investment income                                         -             -
 Net realized gain                                             -      (119,458)
                                                     --------------------------
 Decrease in net assets from distributions                     -      (119,458)
                                                     --------------------------
Capital share transactions*
 Shares sold                                           1,457,360     1,287,933
 Distributions reinvested                                      -       116,409
 Shares redeemed                                        (832,499)   (1,542,339)
                                                     --------------------------
 Increase (decrease) in net assets from capital
 share transactions                                      624,861      (137,997)
                                                     --------------------------

Net Assets
Increase (decrease) during period                      2,174,014     1,157,061
Beginning of period                                    4,695,553     3,538,492
                                                     --------------------------
End of period                                         $6,869,567   $ 4,695,553
                                                     --------------------------

*Share information
   Shares sold                                            34,736        42,952
   Distributions reinvested                                    -         3,545
   Shares redeemed                                       (19,975)      (51,686)
                                                     --------------------------
   Increase (decrease) in shares outstanding              14,761        (5,189)


The accompanying notes are an integral part of these financial statements.

15
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1999

------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies   As defined by the Investment Company Act of 1940, an
affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation   Assets and liabilities are translated into U.S. dollars
at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

16
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-------------------------------------------------------------------------------

Premiums and Discounts   Premiums and discounts on debt securities are
amortized for both financial reporting and tax purposes.

Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,484,495,000 and $4,034,270,000, respectively, for the six months ended June 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled
$4,893,586. Net unrealized gain aggregated $2,037,786,000 at period-end, of which $2,126,643,000 related to appreciated investments and $88,857,000 to depreciated investments.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,500,000 was payable at June 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $4,574,000 for the six months ended June 30, 1999, of which $887,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1999, totaled $11,725,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking    Available on most fixed income funds ($500 minimum).

Automatic Investing   From your bank account or paycheck.

Automatic Withdrawal   Scheduled, automatic redemptions.

Distribution Options   Reinvest all, some, or none of your distributions.

Automated 24-Hour Services   Including Tele*Access(R) and the T. Rowe Price Web
site on the Internet. Address: www.troweprice.com


BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement   Overview of all your accounts with T. Rowe Price.

Shareholder Reports   Fund managers' reviews of their strategies and results.

T. Rowe Price Report   Quarterly investment newsletter discussing markets
and financial strategies.

Performance Update   Quarterly review of all T. Rowe Price fund results.

Insights   Educational reports on investment strategies and financial markets.

Investment Guides   Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
------------------------------------------------------------------------------
STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
---------------------

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
-------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
---------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors. ** Formerly named Florida Insured Intermediate Tax-Free. *** Formerly named Tax-Free Insured Intermediate Bond.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------

RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


IRAs AND QUALIFIED PLANS
--------------------------------------------------------------------------------
Traditional IRA                         Money Purchase Pension
Roth IRA                                "Paired" Plans (Money Purchase
Rollover IRA                            Pension and Profit Sharing Plans)
SEP-IRA                                 401(k)
SIMPLE IRA                              403(b)
Profit Sharing                          457 Deferred Compensation


RETIREMENT RESOURCES AT T. ROWE PRICE
--------------------------------------------------------------------------------
Planning and Informational Guides       Investing for Retirement in Your 403(b)
                                          Account
Minimum Required Distributions Guide    The T. Rowe Price No-Load Variable
Retirement Planning Kit                   Annuity Information Kit
Retirees Financial Guide
Tax Considerations for Investors        Insights Reports

Investment Kits                         The Challenge of Preparing for
                                          Retirement
The IRA Investing Kit                   Financial Planning After Retirement
Roth IRA Conversion Kit                 The Roth IRA: A Review
Rollover IRA Kit
                                        Software Packages
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan          T. Rowe Price Retirement Planning
                                        Analyzer(TM) CD-ROM or diskette
The Simplified Keogh Plan(R) From       $19.95. To order, please call
  T. Rowe Price                         1-800-541-5760. Also available
The T. Rowe Price 401(k) Century        on the Internet for $9.95.
  Plan(R) (for small businesses)
                                        T. Rowe Price Variable Annuity
Money Purchase Pension/Profit Sharing   Analyzer(TM) CD-ROM or diskette, free
  Plan Kit                              To order, please call 1-800-469-5304.


Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access/R/: 1-800-638-2587 toll free

For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132 toll free 410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

4410 ArrowsWest Drive
Colorado Springs, CO 80907

Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills, CA 91367

[LOGO OF T. ROWE PRICE APPEARS HERE]
T. Rowe Price Investment Services, Inc., Distributor.       F6I-051  6/30/99